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                                             (Commission File Number): 001-09319

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported) : June 2, 1998

          PATRIOT AMERICAN HOSPITALITY, INC.                            WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)    (Exact Name of Registrant as Specified in its Charter)
                       DELAWARE                                                  DELAWARE
           (State or Other Jurisdiction of                           (State or Other Jurisdiction of
            Incorporation or Organization)                            Incorporation or Organization)
                      94-0358820                                                94-2878485
         (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                    (214) 863-1000                                            (214) 863-1000
      (Address, Including Zip Code, and Telephone               (Address, Including Zip Code, and Telephone
            Number, Including Area Code, of                           Number, Including Area Code, of
       Registrant's Principal Executive Offices)                 Registrant's Principal Executive Offices)

            ------------------------------                            ------------------------------

                   PAUL A. NUSSBAUM                                          JAMES D. CARREKER
   Chairman of the Board and Chief Executive Officer         Chairman of the Board and Chief Executive Officer
          Patriot American Hospitality, Inc.                            Wyndham International, Inc.
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                  (214) 862-1000                                              (214) 863-1000
        (Name, Address, Including Zip Code, and                   (Name, Address, Including Zip Code, and
       Telephone Number, Including Area Code and                  Telephone Number, Including Area Code,
                 of Agent for Service)                                     of Agent for Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------

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Item 2.  Significant Events

         Interstate Merger

         On June 2, 1998, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of December 2, 1997 by and among Patriot American Hospitality, Inc. ("Patriot REIT"), Wyndham International, Inc. ("Wyndham" and, together with Patriot REIT, the "Patriot Companies") and Interstate Hotels Company ("Interstate"), Interstate merged with and into Patriot REIT with Patriot REIT being the surviving corporation (the "Interstate Merger").

         Pursuant to the Merger Agreement, each outstanding share of Interstate common stock generally was converted into the right to receive, at the option of the holder of such share through a cash election procedure (subject to proration as described below), either (i) $37.50 in cash (the "Cash Consideration") or
(ii) 1.341 paired shares of Patriot REIT common stock and Wyndham common stock ("Paired Shares"). The proration provisions of the Merger Agreement were designed to ensure that approximately 40% of the outstanding shares of Interstate common stock would be converted into the right to receive Cash Consideration and the remaining approximately 60% of the outstanding shares of Interstate common stock would be converted into the right to receive Paired Shares.

         Because holders of more than 40% of the outstanding shares of Interstate common stock elected to receive Cash Consideration, the amount of Cash Consideration each Interstate stockholder who made a cash election was entitled to receive was prorated according to the number of shares of Interstate common stock as to which each such election was made. Holders of shares of Interstate common stock who duly elected to receive cash in lieu of Paired Shares received (i) $37.50 per share in Cash Consideration in respect of 43.36115% of such Interstate shares (rounded down to the nearest whole share),
(ii) Paired Shares (at the 1.341 exchange ratio) in respect of the remaining 56.63885% of such Interstate shares (rounded up to the nearest whole share), and
(iii) a cash payment in lieu of the fractional interest in any Paired Shares resulting from the conversion in the foregoing clause (ii). Holders of shares of Interstate common stock who did not make cash elections received (A) Paired Shares (at the 1.341 exchange ratio) in respect of all of their Interstate shares, and (B) a cash payment in lieu of the fractional interest in any Paired Shares resulting from the conversion in the foregoing clause (A). In addition, former Interstate stockholders were entitled to receive a cash distribution (the "Special Interstate Dividend") of $0.429 on each share of Interstate common stock which was exchanged for Paired Shares in the Interstate Merger.

         As a result of the Interstate Merger, former stockholders of Interstate received an aggregate of 28,705,443 Paired Shares and $525,386,362.50 as merger consideration and an additional $9,221,690.50 for the Special Interstate Dividend.

         Summerfield Acquisition

         Patriot REIT indirectly acquired, as of June 5, 1998, 100% of the partnership interests of SF Hotel Company, L.P., a Kansas limited partnership ("SFHC"), in exchange for aggregate

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consideration described below (such transactions, the "SFHC Acquisition").
SFHC is in the business of operating hotel properties under the Summerfield Suites -TM- and Sierra Suites -TM- brand names. The SFHC Acquisition was pursuant to the terms and conditions of the Contribution Agreement, dated as of March 17, 1998 (the "Agreement"), by and among Patriot REIT, Wyndham, Patriot American Hospitality Partnership, L.P., a subsidiary of Patriot REIT ("REIT OP"), Patriot American Hospitality Operating Partnership, L.P., a subsidiary of Wyndham ("OpCo OP"), SFHC, and certain individuals and entities who were partners of SFHC (collectively, the "SFHC Partners"). The description of the Agreement in this Item 2 is qualified in its entirety by the text of the Agreement, a copy of which is attached as Exhibit 2.2 hereto and incorporated by reference as if fully set forth herein. The aggregate consideration paid by REIT OP to the SFHC Partners at the closing of the SFHC Acquisition is subject to adjustment as described below, and consisted of:
(i) approximately $162.4 million cash; (ii) 3,223,795 units of limited partnership interests in REIT OP ("REIT OP Units"); (iii) a like number of units of limited partnership interests in OpCo OP ("OpCo Op Units" and together with REIT OP Units, the "Paired Units"); and (iv) 1,397,281 Paired Shares. Pursuant to the terms and conditions of the Agreement, during a period of approximately three years following the closing of the SFHC Acquisition, the former SFHC Partners also may be entitled to receive additional payments of cash and/or Paired Units if certain performance criteria are met. In addition to the foregoing consideration paid, REIT OP assumed approximately $17.1 million in debt of SFHC and incurred additional transaction expenses in connection with the closing of the SFHC Acquisition. See the pro forma financial information required by Item 7, which will be filed by the Patriot Companies by amendment of this Current Report on Form 8-K no later than August 16, 1998.

         Prior to the SFHC Acquisition, partners of various partnerships affiliated with SFHC (the "Affiliated Partnerships") contributed each of their various partnership interests in a series of transactions to consolidate the assets and liabilities of such Affiliated Partnerships into SFHC (the "Reorganization Transactions"). In addition, prior to the SFHC Acquisition, the Affiliated Partnerships contributed to SFHC, which in turn contributed to Summerfield Associates, L.P. ("SALP," a newly formed entity owned primarily by former SFHC Partners), and SALP assumed, certain assets and liabilities of SFHC that were excluded from SFHC in the SFHC Acquisition (such contribution by SFHC and assumption by SALP, the "Excluded Asset Distribution").

         Pursuant to the Agreement, immediately following the consummation of the Reorganization Transactions and the Excluded Asset Distribution: (i) REIT OP acquired all of the limited partnership interests in SFHC from the former SFHC Partners; (ii) REIT OP acquired all of the capital stock of Summerfield Hotel Corporation, the sole general partner of SFHC, from Rolf E. Ruhfus, its sole stockholder; and (iii) PAH-Summerfield Leasing, Inc., a wholly-owned subsidiary of REIT OP, acquired 100% of the outstanding capital stock of Summerfield Hotel Leasing Corporation, the general partner of Summerfield Hotel Leasing Company, L.P. (a lessee of certain hotel properties), all of the partnership interests of which are held directly or indirectly by REIT OP. In connection with the foregoing transactions, Summerfield Hotel Corporation sold its 1% general partner interest in SFHC to PAH-Summerfield LLC, a single member limited liability company and a wholly-owned subsidiary of REIT OP.

         Through the SFHC Acquisition, Patriot REIT has indirectly acquired control of SFHC's hotel management business which is primarily comprised of ownership and management interests in four (4) hotel properties, leasehold and management interests in twenty-four (24) hotel properties, management and franchise interests in thirteen (13) hotel properties, and development interests in additional hotel properties.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  The financial statements required by this Item will be filed by the Patriot Companies by amendment of this Current Report on Form 8-K no later than August 16, 1998.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this Item will be filed by the Patriot Companies by amendment of this Current Report on Form 8-K no later than August 16, 1998.

         (c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated as of December 2, 1997, by and among Interstate Hotels Company, Patriot American Hospitality, Inc. and Wyndham International, Inc. (f/k/a Patriot American Hospitality Operating Company), incorporated by reference to Exhibit 2.1 to Patriot American Hospitality, Inc.'s and Wyndham International, Inc.'s Registration Statement on Form S-4 (Nos. 333-44203 and 333-44203-1).

         2.2 Contribution Agreement, dated as of March 17, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Patriot American Hospitality Operating Partnership, L.P., SF Hotel Company, L.P., and certain individuals and entities who were partners of SF Hotel Company, L.P.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                           PATRIOT AMERICAN HOSPITALITY, INC.

Dated: June 17, 1998       By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer

                           WYNDHAM INTERNATIONAL, INC.

                           By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer


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                                  EXHIBIT INDEX

2.2 Contribution Agreement, dated as of March 17, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., Patriot American Hospitality Partnership, L.P., Patriot American Hospitality Operating Partnership, L.P., SF Hotel Company, L.P., and certain individuals and entities who were partners of SF Hotel Company, L.P.